UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2017

STAPLES, INC.

(Exact name of registrant as specified in charter)

Delaware	0-17586	04-2896127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Hundred Staples Drive, Framingham, MA	01702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 508-253-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.  Other Events.

On July 27, 2017, Staples, Inc. (the “Company”) issued a press release announcing that, on July 26, 2017, the U.S. Federal Trade Commission granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), in connection with the proposed merger of Arch Merger Sub Inc. (the “Merger Sub”) with and into the Company (the “Merger”) pursuant to the Agreement and Plan of Merger, dated as of June 28, 2017 (the “Merger Agreement”), by and among the Company, Arch Parent Inc. (the “Parent”), and the Merger Sub.  A copy of that press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The early termination of the waiting period under the HSR Act satisfies one of the conditions to the closing of the Merger. The closing of the Merger remains subject to the satisfaction or waiver of the remaining conditions to the Merger set forth in the Merger Agreement, including adoption of the Merger Agreement by the Company’s stockholders.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

The exhibit listed on the Exhibit Index immediately preceding such exhibit is filed as part of this Current Report on Form 8-K.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of the Company by the Parent, an affiliate of investment funds managed by Sycamore Partners Management, L.P.  The Company plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with the transaction. This filing does not constitute a solicitation of any vote or approval.  The Proxy Statement will contain important information about the Parent, the Company, the Merger and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available. The Company filed preliminary proxy materials with the SEC on July 21, 2017.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the Parent and the Company through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from the Company by contacting Staples Investor Relations department at investor@staples.com.  In addition, the proxy statement and our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through our website at investor.staples.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The Company, and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transactions contemplated by the Merger Agreement. Information regarding the Company’s directors and executive officers, including their ownership of the Company’s securities, is contained in the Company’s Annual Report on Form 10-K for the year ended January 28, 2017 and its proxy statement dated April 20, 2017, which are filed with the SEC.  Investors and security holders may obtain additional information regarding the direct and indirect interests of the Company and its directors and executive officers in the proposed transaction by reading the proxy statement and other public filings referred to above.

Safe Harbor for Forward-Looking Statements

Statements in this filing regarding the proposed transaction between the Parent and the Company, the expected timetable for completing the transaction, future financial and operating results, future opportunities for the combined company and any other statements about the Parent and the Company managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities

Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” estimates and similar expressions) should also be considered to be forward looking statements, although not all forward-looking statements contain these identifying words.  Readers should not place undue reliance on these forward-looking statements. The Company’s actual results may differ materially from such forward-looking statements as a result of numerous factors, some of which the Company may not be able to predict and may not be within the Company’s control.  Factors that could cause such differences include, but are not limited to, (i) the risk that the proposed Merger may not be completed in a timely manner, or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy all of the closing conditions of the proposed Merger, including the adoption of the Merger Agreement by the Company’s stockholders and the receipt of certain governmental and regulatory approvals in the U.S. and in foreign jurisdictions, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed Merger on the Company’s business, operating results, and relationships with customers, suppliers, competitors and others, (v) risks that the proposed Merger may disrupt the Company’s current plans and business operations, (vi) potential difficulties retaining employees as a result of the proposed Merger, (vii) risks related to the diverting of management’s attention from the Company’s ongoing business operations, and (viii) the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the proposed Merger. There are a number of important, additional factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including the factors described in the Company’s Annual Report on Form 10-K for the year ended January 28, 2017 and its most recent quarterly report filed with the SEC. The Company disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2017	Staples, Inc.

	By:	/s/ Michael T. Williams
Michael T. Williams
Executive Vice President,
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Staples, Inc. on July 27, 2017.